UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 10, 2006

                           Amarillo Biosciences, Inc.
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             (Exact Name of registrant as specified in its charter)

          Texas                        0-20791                    75-1974352
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

4134 Business Park Drive, Amarillo, Texas                      79110-4225
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (806) 376-1741
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 3.02.  Unregistered Sales of Equity Securities

     The Company completed private equity financing by selling 1,200,000 restricted shares of common stock at a discount to one investor. The shares are restricted and are transferable pursuant to Rule 144 promulgated under the Securities Act of 1933. The net proceeds to the Company were approximately $660,000. All shares sold were exempt from registration pursuant to Rule 506 of Regulation D, promulgated pursuant to the Securities Act of 1933. No underwriters were involved in any of the unregistered share sales and no commissions were paid.

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          Date (2006)                 Shares                       Purchaser                     Discount*
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                           Issue Price        Number                                     Per Share         Total
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
  1         August 7           .55          1,200,000       Bumiller Art Foundation         .25          $300,000
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
*Discounts were calculated based on the last transaction on each date.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


         DATE: August 10, 2006

                                   AMARILLO BIOSCIENCES, INC.


                                   By: /s/ Joseph M. Cummins
                                       -----------------------------------------
                                       Joseph M. Cummins, Chairman of the Board,
                                       President


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